UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 30, 2025

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Selective Insurance Group, Inc. (the “Company”) was held on April 30, 2025. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2025 (the "Proxy Statement").

1.    The Company’s stockholders elected each of the twelve director nominees to serve on the Board of Directors for a term of one year, as follows:

Director	For	Against	Abstain	Broker Non-Votes
Ainar D. Aijala, Jr.	49,009,037	319,132	39,989	4,270,734
Lisa Rojas Bacus	48,880,422	433,912	53,824	4,270,734
Terrence W. Cavanaugh	49,249,153	51,806	67,199	4,270,734
Wole C. Coaxum	48,965,232	362,386	40,540	4,270,734
Robert Kelly Doherty	49,095,320	233,735	39,103	4,270,734
John J. Marchioni	48,009,285	1,322,858	36,015	4,270,734
Thomas A. McCarthy	49,105,891	222,158	40,109	4,270,734
Stephen C. Mills	48,941,356	373,027	53,775	4,270,734
H. Elizabeth Mitchell	49,119,235	206,670	42,253	4,270,734
Cynthia S. Nicholson	47,612,053	1,716,140	39,965	4,270,734
Kate E. R. Sampson	49,263,236	64,957	39,965	4,270,734
John S. Scheid	48,924,020	403,294	40,844	4,270,734

2.    The Company’s stockholders voted to approve, on an advisory basis, the 2024 compensation of the named executive officers as disclosed in the Proxy Statement, as follows:

For	Against	Abstain	Broker Non-Votes
47,733,883	1,461,754	172,521	4,270,734

3.    The Company’s stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as follows:

For	Against	Abstain	Broker Non-Votes
52,894,273	667,219	77,400	0

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	May 1, 2025	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel